SUPPLEMENT DATED OCTOBER 21, 1995
                             TO THE PROSPECTUS FOR
                     FRANKLIN BALANCE SHEET INVESTMENT FUND

The following information amends and/or supplements the information set forth in the Prospectus dated March 1, 1995, as amended July 5, 1995 for the Franklin Balance Sheet Investment Fund (the "Fund").

                                LIMITED OFFERING

Effective at such time as the Fund's assets total $500,000,000, the Trustees of the Fund have taken action to limit the offering of the Fund's shares. After the Fund reaches $500,000,000 in total assets, the offering of Fund shares will be limited as follows:

1. NEW ACCOUNTS: The Fund will not accept new accounts, other than retirement plan accounts.

2. ADDITIONAL INVESTMENTS: Shareholders of record may continue to add to their accounts through new purchases or exchanges.

3. REINVESTMENT OF DIVIDENDS/CAPITAL GAINS: Shareholders may continue to purchase through reinvestment of dividends and/or capital gain distributions.

                                  REDEMPTIONS

Shareholders may continue to redeem or exchange their Fund shares. However, if a shareholder completely redeems an account, the account will be considered closed and the shareholder subsequently, will not be allowed to purchase additional shares of the Fund. Shareholders whose accounts are closed as a result of redemptions may not reopen their accounts pursuant to the privilege outlined in the prospectus allowing the repurchase of shares at net asset value if such shares were redeemed within the past 365 days.

                              SHAREHOLDER SERVICES

The following shareholder services have been revised in accordance with the Trustees' decision to limit the offering of the Fund's shares:

1. AUTOMATIC INVESTMENT PLANS: These plans will continue without interruption. New Automatic Investment Plans can be established for existing shareholder accounts and other retirement plan accounts.

2. SYSTEMATIC WITHDRAWAL PLAN: These plans may continue without interruption. However, if a Systematic Withdrawal Plan exhausts the shares in a shareholder's account, the account will be closed and the shareholder will not be able to reopen the account or open a new account.

The Trustees reserve the right to modify the sales restrictions at any time. If you have questions about these limitations, please call Franklin/Templeton Investors Services, Inc.
at 1-800/632-2301.